UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of the Securities Exchange Act of 1934

Date of Report:  June 8, 2012
(Date of earliest event reported:  June 5, 2012)

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HAVERTY FURNITURE COMPANIES, INC.
(Exact name of registrant as specified in its charter)
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Maryland	1-14445	58-0281900
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

780 Johnson Ferry Road, Suite 800, Atlanta, Georgia 30342
(Address of principal executive officers) ( Zip Code)
Telephone number, including area code: (404) 443-2900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement.

On June 5, 2012, Haverty Furniture Companies, Inc. (the “Company”) entered into a Class A Shareholders Agreement by and among the Company, Villa Clare Partners, L.P. (“Villa Clare”), Clarence H. Smith, H5, L.P. (“H5”), Rawson Haverty, Jr., Ridge Partners, L.P. (“Ridge Partners’) and Frank S. McGaughey (the “Class A Shareholders Agreement”).  Clarence H. Smith is the President, Chief Executive Officer and member of the Board of Directors of the Company, Rawson Haverty, Jr., is the Senior Vice President, Real Estate and Development and a member of the Board of Directors of the Company and Frank S. McGaughey is a member of the Board of Directors of the Company.  Villa Clare, H5 and Ridge Partners are each limited partnerships that hold shares of the Company’s Class A Common Stock (the “Class A Stock”) on behalf of various members of the Smith, Haverty and McGaughey families, respectively.

The Class A Shareholders Agreement imposes certain transfer restrictions upon shares of Class A Stock held by the various signatories to the agreement (the “Shares”), including, but not limited to, a restriction on the transfer of any such Shares to anyone other than certain permitted transferees of such signatory without the Company’s prior written consent and an obligation to convert such Shares to Common Stock in accordance with the Company’s Charter prior to transferring any such Shares to anyone other than a permitted transferee of such signatory.

The Company entered into the Class A Shareholders Agreement with the signatories thereto to confirm the process by which they may dispose of such Shares moving forward, including any distributions or transfers of such Shares arising as a result of estate planning or other needs.  The Company believes these transfer restrictions are consistent with the historical practices followed by large holders of the Class A Stock who are affiliated with the Company and are fair and in the best interests of all stockholders of the Company.

A copy of the Class A Shareholders Agreement is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated by reference herein.  The foregoing description of the Class A Shareholders Agreement is qualified in its entirety by reference to Exhibit 10.1.

Item 3.03    Material Modification to Rights of Security Holders.

To the extent required by Item 3.03 of Form 8-K, the disclosures set forth in Item 1.01 of this Current Report on Form 8-K are incorporated by reference in this Item 3.03.

Item 9.01    Financial Statements, Pro Forma Financial Information and Exhibits

(c)           Exhibits

10.1.  Haverty Furniture Companies, Inc. Class A Shareholders Agreement, made as of June 5, 2012, by and among, Haverty Furniture Companies, Inc., Villa Clare Partners, L.P., Clarence H. Smith, H5, L.P, Rawson Haverty, Jr., Ridge Partners, L.P. and Frank S. McGaughey.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HAVERTY FURNITURE COMPANIES, INC.
June 8, 2012	By:
Jenny Hill Parker Vice President, Secretary and Treasurer